                                                                    EXHIBIT 99.2

                          MEDICUS SYSTEMS CORPORATION

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL


     THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL ("FORM OF ELECTION") IS TO ACCOMPANY CERTIFICATES (THE "CERTIFICATES") REPRESENTING SHARES OF MEDICUS SYSTEMS CORPORATION ("MEDICUS") COMMON STOCK, PAR VALUE $.01 PER SHARE (THE "SHARES" OR "MEDICUS COMMON STOCK"), WHEN SUBMITTED PURSUANT TO AN ELECTION TO RECEIVE (I) $7.50 IN CASH PER SHARE OR (II) 0.3125 SHARES OF QUADRAMED CORPORATION ("QUADRAMED") COMMON STOCK, PAR VALUE $.01 PER SHARE ("QUADRAMED COMMON STOCK"), PER SHARE, SUBJECT TO ADJUSTMENT AND CERTAIN LIMITATIONS AS PROVIDED IN THE MERGER AGREEMENT (AS DEFINED BELOW) OR (III) A COMBINATION OF CASH AND QUADRAMED COMMON STOCK.


                             The Exchange Agent is:
                      State Street Bank and Trust Company

                 Exchange Agent Address & Mailing Instructions

By Mail via the enclosed envelope:  By Overnight Courier or Express                By Hand:
                                                 Mail:
      State Street Bank and              State Street Bank and        Securities Transfer and Reporting
          Trust Company                      Trust Company                  Services, Inc. (STARS)
     Corporate Reorganization           Corporate Reorganization           Corporate Reorganization
       Post Office Box 9061               70 Campanelli Drive            1 Exchange Plaza/55 Broadway
 Boston, Massachusetts 02205-8686    Braintree, Massachusetts 02184               3rd Floor
                                             1-800-426-5523                New York, New York 10006


     THIS FORM OF ELECTION, TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, SHOULD BE RETURNED TO THE EXCHANGE AGENT IN THE ACCOMPANYING PINK ENVELOPE. DELIVERY OF THIS FORM OF ELECTION TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. THIS FORM OF ELECTION AND ALL REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON MAY 21, 1998.


--------------------------------------------------------------------------------

                                           DESCRIPTION OF MEDICUS SHARES
                                    (Attach separate signed list if necessary)
-------------------------------------------------------------------------------------------------------------------
                 NAME(S) AND ADDRESS(ES)                                                   NUMBER OF SHARES
                 OF REGISTERED HOLDER(S)                    CERTIFICATE NUMBER(S)     EVIDENCED BY CERTIFICATE(S)
-------------------------------------------------------------------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

                                                           ------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

        PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS FORM OF ELECTION
                      CAREFULLY BEFORE MAKING ANY ELECTION
--------------------------------------------------------------------------------

                                   TYPE OF ELECTION (SEE INSTRUCTIONS B1 AND B2)
-------------------------------------------------------------------------------------------------------------------
                                                                CASH ELECTION
              TOTAL NUMBER OF MEDICUS SHARES                  (NUMBER OF MEDICUS            STOCK ELECTION
     WITH RESPECT TO WHICH AN ELECTION IS BEING MADE               SHARES)            (NUMBER OF MEDICUS SHARES)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

     If you wish to make a Cash Election (as defined below) or a Stock Election (as defined below), you must so indicate in the box immediately above. If you make no election in the box, you will be treated as described in Instruction B below.

     The Medicus Common Stock is being exchanged pursuant to the terms of an Agreement and Plan of Reorganization, dated as of November 9, 1997, and amended as of February 26, 1998 and March 24, 1998 (the "Merger Agreement"), by and among QuadraMed and Medicus, pursuant to which a wholly owned subsidiary of QuadraMed will be merged with and into Medicus (the "Merger"), and each share of Medicus Common Stock issued and outstanding at the effective time of the Merger will be converted into the right to receive any of (i) a cash payment of $7.50 per share of Medicus Common Stock (a "Cash Election"), (ii) 0.3125 shares of QuadraMed Common Stock for each share of Medicus Common Stock (a "Stock Election"), subject to adjustment and certain limitations as provided in the following paragraph (the "Exchange Ratio"), or
(iii) a combination of cash and QuadraMed Common Stock. All of the foregoing may be referred to herein as the "Merger Consideration."

     The Exchange Ratio is subject to the following adjustments: (1) if the QuadraMed Stock Value exceeds $27.60, then the Exchange Ratio shall be the quotient obtained by dividing (A) $8.625 by (B) the QuadraMed Stock Value, and
(2) if the QuadraMed Stock Value is less than $24.00, then the Exchange Ratio shall be the quotient obtained by dividing (A) $7.50 by (B) the QuadraMed Stock Value. Additionally, if the QuadraMed Stock Value is less than $20.40, then QuadraMed may elect, at its sole discretion, to cause all or any portion of the shares of Medicus Common Stock to be converted into the Per Share Cash Amount (the "QuadraMed Cash Election"). The "QuadraMed Stock Value" is equal to the average of the closing prices of QuadraMed Common Stock during the fifteen (15) days prior to the second day prior to the date of the Special Meeting. If the QuadraMed Stock Value is less than $20.40, then QuadraMed may, at its sole discretion, elect to have all or any portion of the shares of Medicus Common Stock converted into cash (the "QuadraMed Cash Election"). QuadraMed will issue no more than 1,800,000 shares of QuadraMed Common Stock pursuant to the Merger and pursuant to the exercise of warrants held by certain former stockholders of Medicus, which shares are subject to pro rata allocation in the event stock elections by Medicus stockholders and warrant exercises exceed the share limitation.

     The following table illustrates the Exchange Ratio in the Merger at various QuadraMed Stock Values:

QUADRAMED STOCK VALUE   EXCHANGE RATIO
---------------------   --------------
       $15.00               .5000
       $20.00               .3750
       $20.40               .3676
       $24.00               .3125
       $27.60               .3125
       $30.00               .2875
       $35.00               .2464

     As a further example, if the Special Meeting were held on April 8, 1998, the QuadraMed Stock Value (calculated based on the 15 trading days commencing March 17, 1998 and ending April 6, 1998) would have been $32.0875, resulting in an Exchange Ratio of .2688.

     Consummation of the Merger is subject to various conditions, including the affirmative vote of holders of a majority of the outstanding shares of Medicus Common Stock entitled to vote at the Special Meeting.

     NONE OF QUADRAMED, MEDICUS, THE MEDICUS BOARD OF DIRECTORS OR THE QUADRAMED BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS OF MEDICUS SHOULD ELECT TO RECEIVE CASH OR SHARES. EACH MEDICUS STOCKHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION.

     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE ACCEPTANCE AND DELIVERY OF ANY FORMS OF ELECTION BY OR TO THE EXCHANGE AGENT (OR ANY OTHER AUTHORIZED PERSON) WILL NOT OF ITSELF CREATE ANY RIGHT TO RECEIVE CASH OR QUADRAMED SHARES.

Ladies and Gentlemen:

     The undersigned hereby surrenders the Certificates evidencing Shares listed above, and elects to have such Shares converted, upon consummation of the Merger, into the right to receive cash and/or shares of QuadraMed Common Stock, or, if the undersigned has made no Election, to have such Shares converted, upon consummation of the Merger, into the right to receive an allocation of cash and/or QuadraMed Common Stock as described in Instruction B2. Elections to receive shares of QuadraMed Common Stock or non-elections converted into the right to receive shares of QuadraMed Common Stock are subject to the QuadraMed Cash Election. The undersigned understands that the purpose of the election procedure is to permit the holders of Shares to express their preference for the type of Consideration they wish to receive in the Merger, subject to the limitations described herein, but does not guarantee receipt by holders of their preferred form of Merger Consideration.

     The undersigned authorizes and instructs State Street Bank and Trust Company, as Exchange Agent, to deliver the Shares listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash and/or any certificates for the shares of QuadraMed Common Stock issuable in the Merger to be forwarded to the undersigned.

     The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any Election and delivery and/or surrender of Certificates and Shares hereunder shall be reasonably determined by QuadraMed (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Unless otherwise indicated in the box entitled "Special Payment Instructions," the Exchange Agent will issue any check and register any certificate for shares of QuadraMed Common Stock in the name of the registered holder(s) of the Shares appearing above under "Description of Shares." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the Exchange Agent will mail any check and any certificate for shares of QuadraMed Common Stock to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing above under "Description of Shares." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, the Exchange Agent will issue any check and any certificate for shares of QuadraMed Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

                                   IMPORTANT:
                      ALL MEDICUS STOCKHOLDERS SUBMITTING
                      THIS FORM OF ELECTION MUST SIGN HERE

     The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Form of Election and to surrender the Certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or QuadraMed to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Shares delivered herewith.

SIGN HERE:

------------------------------------------------------------

------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Name(s):

------------------------------------------------------------

------------------------------------------------------------
                                 (PLEASE PRINT)

------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:
----------------------------------------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney or guardian or other acting in fiduciary capacity, set forth full title and see Instruction A2.

                              SIGNATURE GUARANTEE
                         (COMPLETE ONLY IF REQUIRED --
                          SEE INSTRUCTIONS A2 AND A3)

Note:  A notarization by a notary public is not acceptable.

                              FOR USE BY ELIGIBLE
                               INSTITUTIONS ONLY

                          PLACE MEDALLION GUARANTEE IN
                                  SPACE BELOW

                          SPECIAL PAYMENT INSTRUCTIONS
                          (SEE INSTRUCTIONS A3 AND C2)

  To be completed ONLY if the check is to be made payable to, or the certificates for shares of QuadraMed Common Stock are to be registered in the name of, someone other than the person(s) signing this page.

Name
                                 (PLEASE PRINT)

Address

------------------------------------------------------------
(CITY)                                (STATE)                         (ZIP CODE)

------------------------------------------------------------
              (SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS A3 AND C2)

  To be completed ONLY if the check or the certificates for shares of QuadraMed Common Stock are to be mailed to someone other than the person(s) signing this page or to the person(s) signing this page at an address other than that shown under "Description of Medicus Shares."

Mail checks and/or certificate to:

Name
                                 (PLEASE PRINT)

Address

------------------------------------------------------------
(CITY)                                (STATE)                         (ZIP CODE)

     In order to ensure compliance with federal income tax requirements, each holder of Shares is requested to provide the Exchange Agent with his or her correct TIN and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. (See Instruction C and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9).

---------------------------------------------------------------------------------------------------------------------------
PAYER: STATE STREET BANK AND TRUST COMPANY
---------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                     Part I: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT   -------------------------------
                                AND CERTIFY BY SIGNING AND DATING BELOW               Social Security Number(s)
                                                                                      OR
                                                                                      Employer Identification Number
                                                                                      (If awaiting TIN, write "Applied For"
                                                                                      and check the box in Part III)
                               ------------------------------------------------------------------------------------------
                                Part II: For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

                                Certification. Under penalties of perjury, I certify that:
                                (i) The number shown on this form is my correct Taxpayer Identification Number (or a
                                    Taxpayer Identification Number has not been issued to me and either (a) I have mailed or
FORM W-9                            delivered an application to receive a Taxpayer Identification Number to the appropriate
                                    Internal Revenue Service ("IRS") or Social Security Administration office or (b) I
   DEPARTMENT OF THE TREASURY       intend to mail or deliver an application in the near future. I understand that if I do
   INTERNAL REVENUE SERVICE         not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number),
   PAYER'S REQUEST FOR              and
     TAXPAYER                   (2) I am not subject to backup withholding either because I have not been notified by the
   IDENTIFICATION NUMBER            Internal Revenue Service (IRS) that I am subject to backup withholding, as a result of
     ("TIN")                        failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                               ------------------------------------------------------------------------------------------

                                Signature ------------------------- Date              Part III: Awaiting TIN  [ ]
                                --------------
---------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

A. FORM OF ELECTION

     1. Delivery of Form of Election and Certificates. This Form of Election must be used if Certificates are to be forwarded herewith. All documents required by this Form of Election must be received by the Exchange Agent at its address set forth above prior to the Election Deadline. Such documents include Certificates evidencing all delivered Shares, together with a properly completed and duly executed Form of Election with any required signature guarantees. If Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Form of Election must accompany each such delivery.

     Holders of Shares who are nominees only may submit a separate Form of Election for each beneficial owner for whom such holder is a nominee; provided, however, that at the request of the Exchange Agent, such holder shall certify to the satisfaction of the Exchange Agent that such person holds such Shares as nominee for the beneficial owner thereof. Each beneficial owner for whom a Form of Election is submitted will be treated as a separate holder of Shares.

     Holders of Shares whose Forms of Election and all required documents are not received prior to the Election Deadline will be treated as having not made an Election and will be allocated shares of QuadraMed Common Stock and/or cash in the manner described in Instruction B2.

     THE METHOD OF DELIVERY OF THIS FORM OF ELECTION, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ABOVE PRIOR TO THE ELECTION DEADLINE. THE RISK OF LOSS OF SUCH CERTIFICATE(S) FOR SHARES WILL PASS ONLY AFTER THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE CERTIFICATE(S) FOR SHARES. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     2. Signatures on Form of Election; Stock Powers and Endorsements. If this Form of Election is signed by the registered holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Election. If any of the Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election as there are different registrations of such Shares.

     If this Form of Election is signed by the registered holder(s) of the Shares delivered herewith, no endorsements of Certificates or separate stock powers are required, unless checks or certificates evidencing shares of QuadraMed Common Stock are to be payable to the order of, or registered in the name of, a person other than the registered holder(s), in which case the Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution (as defined below).

     If this Form of Election is signed by a person other than the registered holder(s) of the Shares delivered herewith, the Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). The signature on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Form of Election or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to QuadraMed of such person's authority to so act must be submitted.


     3. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Form of Election must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Form of Election if this Form of Election is signed by the registered holder(s) of Shares delivered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. If a Certificate is registered in the name of a person other than the signer of this Form of Election, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered holder(s), then the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed as described above.


     4. Determination of Proper Election. QuadraMed will have discretion, which it may delegate in whole or in part to the Exchange Agent, to reasonably determine whether Forms of Election have been properly completed, signed and submitted, modified or revoked, and to disregard immaterial defects in Forms of Election. The decision of QuadraMed (or the Exchange Agent) in such matters shall be conclusive and binding. Neither QuadraMed nor the Exchange Agent will be under any obligation to notify any person of any defect in a Form of Election submitted to the Exchange Agent. The Exchange Agent shall also make all computations contemplated by the Merger Agreement and all such computations shall be conclusive and binding on the holders of Medicus Common Stock. No alternative, conditional or contingent Elections will be accepted. If QuadraMed or the Exchange Agent shall reasonably determine that any purported Cash Election or Stock Election was not properly made, such purported Cash Election or Stock Election shall be deemed to be of no force and effect and the stockholder making such purported Cash Election or Stock Election shall, for purposes hereof, be deemed to have not made an Election, with the result that the Shares as to which such purported Cash Election or Stock Election was made shall be designated "Non-Election Shares." Non-Election Shares shall be converted into the right to receive shares of QuadraMed Common Stock at the Effective Time of the Merger (subject to QuadraMed's right to make the QuadraMed Cash Election and QuadraMed's obligation to issue no more than 1,800,000 shares of QuadraMed Common Stock in the Merger). The shares of Medicus Common Stock for which cash is elected are referred to herein as "Cash Election Shares" and shares of Medicus Common Stock for which QuadraMed Common Stock is elected are referred to herein as "Stock Election Shares." TO BE EFFECTIVE, A PROPERLY COMPLETED FORM OF ELECTION MUST BE SUBMITTED TO, AND RECEIVED BY, THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON MAY 21, 1998 (THE "ELECTION DEADLINE").


     5. Inadequate Space. If the space provided herein under "Description of Shares" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares with respect to which Elections are made should be listed on a separate schedule, signed and attached hereto.

     6. Dissenters' Rights. Holders of Medicus Common Stock who have demanded dissenters' rights and who desire to seek appraisal of their Shares should not complete this Form of Election. For more information, see the discussion in the Proxy Statement/Prospectus set forth under "SPECIAL FACTORS -- Appraisal Rights."

B. ELECTION AND ALLOCATION PROCEDURES

     1. Elections. By completing the box entitled "Type of Election" and this Form of Election in accordance with the instructions hereto, a holder of Shares will be permitted to make a Cash Election or a Stock Election with respect to each of the Shares held by such holder. The shares of Medicus Common Stock for which cash is elected are referred to herein as "Cash Election Shares" and shares of Medicus Common Stock for which QuadraMed Common Stock is elected are referred to herein as "Stock Election Shares." A holder of Shares is also permitted to make a mixed election of cash and QuadraMed Common Stock for the holder's Medicus Common Stock. The shares of Medicus Common Stock for which no Election is made are referred to herein as "Non-Election Shares." To be effective, a properly completed Form of Election must be submitted to, and received by, the Exchange Agent on or before the Election Deadline.

     If a stockholder either (i) does not submit a properly completed Form of Election in a timely fashion, or (ii) revokes the Form of Election prior to the Election Deadline, the Shares of Medicus Common Stock held by such stockholder will be designated "Non-Election Shares." The Exchange Agent has reasonable discretion to determine whether an election, revocation or change has been properly or timely made and to disregard immaterial defects in any Form of Election, and any good faith decisions of the Exchange Agent regarding such matters will be binding and conclusive. In addition, neither QuadraMed nor the Exchange Agent will be under any obligation to notify any person of any defect in a Form of Election.

     A HOLDER OF SHARES WHO FAILS (A) TO COMPLETE PROPERLY AND TO RETURN THIS FORM OF ELECTION TO THE EXCHANGE AGENT BY THE ELECTION DEADLINE, (B) DELIVER HEREWITH HIS OR HER CERTIFICATES OR (C) TO DELIVER HEREWITH ANY OTHER REQUIRED DOCUMENTS, WILL CAUSE EACH OF SUCH HOLDER'S SHARES TO BE TREATED AS NOT HAVING MADE AN ELECTION IN THE MERGER AND HIS OR HER SHARES WILL BE DESIGNATED "NON-ELECTION SHARES." THE "NON-ELECTION SHARES" SHALL BE CONVERTED INTO THE RIGHT TO

RECEIVE SHARES OF QUADRAMED COMMON STOCK AT THE EFFECTIVE TIME (SUBJECT TO QUADRAMED'S RIGHT TO MAKE THE QUADRAMED CASH ELECTION AND QUADRAMED'S OBLIGATION TO ISSUE NO MORE THAN 1,800,000 SHARES OF QUADRAMED COMMON STOCK IN THE MERGER).

     2. Allocation Procedures. Within five business days after the Effective Time, QuadraMed will cause the Exchange Agent to allocate to the holders of Medicus Common Stock the right to receive, with respect to each Share of Medicus Common Stock, cash and/or QuadraMed Common Stock in accordance with the elections of such holder and the allocation procedures set forth in the Merger Agreement.


     3. Election Deadline. IN ORDER FOR AN ELECTION TO BE EFFECTIVE, THE EXCHANGE AGENT MUST RECEIVE A PROPERLY COMPLETED FORM OF ELECTION, ACCOMPANIED BY ALL REQUESTED DOCUMENTS, NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON MAY 21, 1998.


     4. Changes to Elections. Any holder of Shares who has made an Election may, at any time prior to the Election Deadline, change his or her Election by submitting to the Exchange Agent a properly completed and signed revised Form of Election and all required additional documents, provided that the Exchange Agent receives such revised Form of Election and other necessary documents prior to the Election Deadline. Any holder of Medicus Common Stock may at any time prior to the Election Deadline revoke his or her Election and withdraw his or her Certificates deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline.

     5. No Fractional Shares. No fraction of a share of QuadraMed Common Stock will be issued in the Merger. In lieu of any fractional shares that would otherwise be issuable in the Merger in exchange for shares of Medicus Common Stock, QuadraMed shall pay the proportionate amount of the Per Share Cash Amount that would be payable in respect of such fractional share.

                                     * * *

     A more complete description of the election and allocation procedures is set forth in the accompanying Proxy Statement/Prospectus under "THE
MERGER -- Election Procedures; Procedures For Surrender and Exchange of Certificates." All Elections are subject to compliance with the election procedures provided for in the Merger Agreement. In connection with making any Election, a holder of Shares should read carefully, among other matters, the information contained in the Proxy Statement/Prospectus under "SPECIAL
FACTORS -- Federal Income Tax Consequences." Each holder should consult his or her own tax advisor as to the specific tax consequences of the Election and the Merger to such stockholder.

C. RECEIPT OF CONSIDERATION, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

     1. Receipt of Consideration. As soon as practicable after the allocation by the Exchange Agent, holders who have surrendered their Certificates to the Exchange Agent for cancellation, together with this Form of Election duly executed and completed in accordance with the instructions hereto and such other documents as are required pursuant to such instructions, shall receive in exchange therefor (A) a check in the amount equal to the cash, if any, which such holder has a right to receive (including cash in lieu of any fractional Shares) and (B) a certificate representing that number of whole shares of QuadraMed Common Stock, if any, which such holder has the right to receive. All cash paid or shares of QuadraMed Common Stock issued upon conversion of the Shares in accordance with the terms of the Merger Agreement shall be deemed to have been paid or issued in full satisfaction of all rights pertaining to such Shares.

     2. Special Payment and Delivery Instructions. If any check or certificates evidencing shares of QuadraMed Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Form of Election or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election or to the person(s) signing this Form of Election but at an address other than that shown in the box entitled "Description of Medicus Shares," the appropriate boxes on this Form of Election must be completed.

     3. Stock Transfer Taxes. QuadraMed will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger; provided, however, that if any such check or certificate is to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any

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stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check or certificate is issued. EXCEPT AS PROVIDED IN THIS INSTRUCTION C3, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE SHARES DELIVERED HEREWITH.

     4. Withholding Period. QuadraMed and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to the Merger Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by QuadraMed or the Exchange Agent, as the case may be, such withheld amounts shall be treated for all purposes of the Merger Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by QuadraMed or the Exchange Agent, as the case may be.

     5. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at the telephone number set forth below. Additional copies of the Proxy Statement/Prospectus, this Form of Election and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent or from brokers, dealers, commercial banks or trust companies.

     6. Substitute Form W-9. Under the federal income tax law, a stockholder who delivers Shares is required by law to provide the Exchange Agent (as payer) with such stockholder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 above. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, any cash payments that are made to such stockholder with respect to Shares converted in the Merger may be subject to backup withholding of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If backup withholding applies with respect to a shareholder, the Exchange Agent is required to withhold 31% of any cash payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS upon filing of the applicable tax return.

     To prevent backup withholding on any cash payments that are made to a stockholder with respect to Shares delivered herewith, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 above certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and
(b) that (i) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure so report all interest or dividends or (ii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding.

     The stockholder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the record holder of the Shares submitted herewith. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance concerning which number to report. If the stockholder has not been issued a TIN and has applied for a number or states, under penalty of perjury, the intention to apply for a number in the near future, such stockholder should write "Applied For" in the space provident for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all cash payments to such stockholder until a TIN is provided to the Exchange Agent.

     Each Medicus stockholder should consult his or her own accountant or tax advisor for further guidance in completing the Substitute Form W-9.

     7. Lost, Stolen or Destroyed Certificate(s). If any Certificate(s) representing Shares has been lost, destroyed or stolen, the Certificate holder should promptly notify State Street Bank and Trust Company at (800) 426-5523. Such

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Certificate holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). Upon the making of an affidavit of that fact by the person claiming such Certificate(s) to be lost, stolen or destroyed and the posting by such person of a bond as indemnity against any claim that may be made with respect to such Certificate(s), State Street Bank and Trust Company will issue in exchange for such lost, stolen or destroyed Certificate(s) a new Certificate representing such Shares. This Form of Election cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

                                  * * * * * *


     Questions and requests for assistance may be directed to the Exchange Agent at (800) 426-5523 or at the address set forth above.


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